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                                   EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-34809) pertaining to the Tyler Corporation Stock Option Plan of our report dated March 30, 2000, with respect to the consolidated financial statements and schedule of Tyler Technologies, Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

                                             ERNST & YOUNG LLP


Dallas, Texas
March 31, 2000